SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549





                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




                NOVEMBER 2, 2000 (OCTOBER 24, 2000) Date of
                  Report (Date of earliest event reported)




                               INTERPOOL, INC
                              ----------------
             (Exact Name of Registrant as Specified in Charter)



       DELAWARE                        1-11862                  13-3467669
----------------------------   --------------------------       ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of Incorporation)                                          Identification No.)





211 COLLEGE ROAD EAST, PRINCETON, NEW JERSEY                08540
--------------------------------------------         ----------------------
 (Address of Principal Executive Offices)                 (Zip Code)



                               (609) 452-8900
  -----------------------------------------------------------------------
             Registrant's telephone number, including area code



                               NOT APPLICABLE
 --------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 2.  Acquisition or Disposition of Assets.

      On October 24, 2000, Interpool, Inc. (the "Registrant") consummated the transactions contemplated by an Asset Purchase Agreement, dated as of July 27, 2000, between the Registrant and Transamerica Leasing, Inc. (the "Seller"), a subsidiary of Transamerica Finance Corporation and AEGON N.V, as amended on October 24, 2000 (the "Asset Purchase Agreement").

      Pursuant to the Asset Purchase Agreement, the Registrant acquired substantially all of the domestic containers, chassis and trailers of Seller's North American intermodal division and related assets and assumed certain liabilities related to the assets and Seller's business for an aggregate purchase price of approximately $676 million in cash, subject to post-closing adjustments. The Registrant currently plans to use the assets it acquired pursuant to the Asset Purchase Agreement in its own intermodal business.

      The Registrant funded the acquisition through a combination of cash on-hand and proceeds from (i) committed secured financing facilities arranged by First Union Securities, Inc. in an amount equal to approximately $65 million and (ii) a syndicated secured loan arranged by Citicorp USA, Inc. in an amount equal to approximately $300 million.

      In connection with the transactions contemplated by the Asset Purchase Agreement, the Registrant and Seller entered into a Transition Services Agreement under which the Seller has agreed to provide certain information and transition services to the Registrant to enable the Registrant to continue operating the assets it acquired from the Seller.

      The foregoing description of the Asset Purchase Agreement is qualified in its entirety by the terms and conditions of the Asset Purchase Agreement which is attached hereto as Exhibits 2.1 and 2.2.

      On October 24, 2000, the Registrant issued a press release announcing the consummation of the transactions contemplated by the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a) As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 8, 2000.

(b) As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after November 8, 2000.

(c)   Exhibits.

          2.1 Asset Purchase Agreement, dated as of July 27, 2000, by and between Registrant and Transamerica Leasing, Inc.

          2.2    Amendment No. 1 to the Asset Purchase
                 Agreement, dated October 24, 2000, by and between Registrant and Transamerica Leasing,
                 Inc.

          99.1   Press release of Registrant issued on October
                 24, 2000



                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 2, 2000


                                    INTERPOOL, INC.


                                    By: /s/ Raoul Witteveen
                                       ---------------------------
                                    Name:  Raoul J. Witteveen
                                    Title: President




                             EXHIBIT INDEX

          2.1 Asset Purchase Agreement, dated as of July 27, 2000, by and between Registrant and Transamerica Leasing, Inc.

          2.2 Amendment No. 1 to the Asset Purchase Agreement, dated October 24, 2000, by and between Registrant and Transamerica Leasing, Inc.

          99.1    Press release of Registrant issued on October 24, 2000